UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Information Required in Proxy Statement
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the Securities Exchange Act of 1934
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED MAY 22, 2023
ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.
A Delaware Corporation
9 West 57th Street, 42nd Floor
New York, New York 10019
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held At           On           , 2023
TO THE STOCKHOLDERS OF ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.:
You are cordially invited to attend the special meeting (the “Special Meeting”) of stockholders (our “stockholders”) of Acropolis Infrastructure Acquisition Corp., a Delaware corporation ( “we,” “us,” “our” or the “Company”), to be held virtually via the Internet at         on         , 2023, or at such other time and on such other date to which the Special Meeting may be postponed or adjourned. You will be able to attend the Special Meeting online, vote and otherwise participate during the Special Meeting by visiting https://www.cstproxy.com/acropolisinfrastructure/2023. If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 0361286#. This option is listen-only, and you will not be able to vote or otherwise participate during the Special Meeting if you choose to join telephonically. The accompanying proxy statement (the “Proxy Statement”) is dated        , 2023, and is first being mailed to stockholders of the Company on or about that date.
The sole purpose of the Special Meeting is to consider and vote upon the following proposals:
•
Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying Proxy Statement, which amendment we refer to as the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal,” to extend the date (the “Extension”) by which the Company must either (a) consummate a merger, consolidation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”), or (b) if the Company fails to complete such initial business combination by such date, cease all operations except for the purpose of winding up, and, subject to and in accordance with the Certificate of Incorporation, redeem all shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A common stock” or “public shares”), from July 13, 2023 (or October 13, 2023, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023) to July 13, 2024 (such date, the “Extended Date”);

•
Proposal No. 2 — The Early Liquidation Amendment Proposal — to amend the Certificate of Incorporation, in the form set forth in Annex B to the accompanying Proxy Statement, which amendment we refer to as the “Early Liquidation Amendment” and, such proposal, the “Early Liquidation Amendment Proposal,” to permit the Company’s board of directors (our “board”), in its sole and absolute discretion, to cease all operations of the Company except for the purpose of winding up and, subject to and in accordance with the Certificate of Incorporation, redeem all public shares prior to the Extended Date (the “Early Liquidation”);

•
Proposal No. 3 — The Redemption Limitation Amendment Proposal — to amend the Certificate of Incorporation, in the form set forth in Annex C to the accompanying Proxy Statement, which amendment we refer to as the “Redemption Limitation Amendment” (together with the Extension Amendment and the Early Liquidation Amendment, the “Charter Amendments”) and, such proposal, the “Redemption Limitation Amendment Proposal” (together with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, the “Charter Amendment Proposals”), to eliminate from the Certificate of Incorporation the limitation that the Company shall not redeem or repurchase public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation

Amendment would allow the Company to redeem or repurchase public shares irrespective of whether such redemption would exceed the Redemption Limitation; and
•
Proposal No. 4 — The Adjournment Proposal — to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal” and, together with the Charter Amendment Proposals, the “Proposals”).

The Adjournment Proposal will only be presented at the Special Meeting if, based on the preliminary voting report, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal, the Early Liquidation Amendment Proposal or the Redemption Limitation Amendment Proposal.
The Company will transact no other business at the Special Meeting.
The Proposals are more fully described in the accompanying Proxy Statement. Please take the time to carefully read each of the Proposals in the accompanying Proxy Statement before you vote.
The purpose of the Extension Amendment Proposal is to allow us more time to enter into and consummate an initial business combination. We currently have until July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023) to complete our initial business combination. Our board has determined that it is in the best interests of the Company and our stockholders to seek an extension of such date and ask our stockholders to approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold a special meeting to obtain the stockholder approvals required in connection with an initial business combination and to consummate an initial business combination. Our board currently believes that it is unlikely that we will be able to negotiate and complete our initial business combination before July 13, 2023. Accordingly, our board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.
The purpose of the Early Liquidation Amendment Proposal is to allow our board the flexibility to consummate an Early Liquidation if we are unable to identify a prospective target consistent with our acquisition criteria despite the Extension, or our board otherwise determines that such action would be in the best interests of the Company and our stockholders.
In connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering (the “IPO”) consummated on July 13, 2021 (such account, the “Trust Account”), including interest not previously released to the Company to pay its taxes (“permitted withdrawals”), by (b) the total number of then outstanding public shares, subject to applicable law. The Election can be made regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Early Liquidation Amendment Proposal and/or the Redemption Limitation Amendment Proposal and the Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date (as defined below). Public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if we have not consummated our initial business combination by the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective). In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Early Liquidation Amendment Proposal and/or the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make the Election, they will retain the right to vote on any initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest not previously released to the Company as permitted withdrawals, by (b) the total number of then outstanding public shares, subject to applicable law, in the event an initial business combination is consummated.
We are not asking you to vote on any initial business combination at this time. If we enter into a definitive agreement relating to an initial business combination, we intend to file (i) promptly thereafter a Current Report on Form 8-K with information about the initial business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the initial business combination, among other things, at a separate special meeting. If the Extension Amendment Proposal, the Early Liquidation Amendment Proposal and/or the Redemption Limitation Amendment Proposal are not approved, we may not be able to enter into, or consummate, an initial business combination.
We urge you to vote at the Special Meeting regarding the Extension Amendment, the Early Liquidation Amendment and the Redemption Limitation Amendment.
Based upon the amount in the Trust Account as of close of business on May 30, 2023 (the “record date”), which was approximately $      , we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $      at the time of the Special Meeting. The closing price of the public shares on the New York Stock Exchange (“NYSE”) on                   , 2023, the most recent practicable closing price prior to the mailing of the accompanying Proxy Statement, was $      . We cannot assure our stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON         , 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD TENDER YOUR SHARES (AND/OR DELIVER OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE IN THE ACCOMPANYING PROXY STATEMENT.
We request that public stockholders do not seek redemption of up to    % of the public shares they hold so that we will be left with at least $      million in the Trust Account after taking into account the redemption of all other public shares properly submitted for redemption in connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal. If it appears that there will be less than $      million held in the Trust Account after taking into account the redemption of all public shares properly submitted for redemption in connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, our board may determine to abandon the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Certificate of Incorporation would prevent us from being able to consummate an eventual initial business combination, if any, even if all other conditions to closing such business combination are met, as well as our ability to consummate the Election described above in connection with the Extension Amendment and the Early Liquidation Amendment. We believe that the Redemption Limitation is not needed. The purpose of the Redemption Limitation was initially to ensure that, in connection with our initial business combination, we would continue, as we have since the IPO, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because we complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the NYSE (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, we intend to rely on the Exchange

Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or Acropolis Infrastructure Acquisition Sponsor, L.P. (our “Sponsor”) may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation and/or consider abandoning or may have to abandon, as applicable, the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal.
If the Extension Amendment Proposal and/or Early Liquidation Amendment Proposal are not approved at the Special Meeting or the Extension Amendment and/or Early Liquidation Amendment are otherwise abandoned such that, in either case, the Extension Amendment and/or Early Liquidation Amendment do not become effective and the Extension is not implemented, we will not be obligated to consummate the redemption of any public shares pursuant to the Election.
The purpose of the Adjournment Proposal is to allow us to adjourn the Special Meeting to a later date or dates if we determine that more time is necessary to solicit votes to approve the Extension Amendment Proposal, the Early Liquidation Amendment Proposal or the Redemption Limitation Amendment Proposal.
If the Extension Amendment Proposal is not approved or we abandon the Extension Amendment notwithstanding prior stockholder approval and we do not consummate our initial business combination by July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), in accordance with the Certificate of Incorporation, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals (less up to $100,000 of such net interest to pay dissolution expenses), by (b) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our public warrants or our private placement warrants (collectively, the “warrants”), which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our outstanding shares of Class B common stock (the “founder shares” and, together with the public shares, the “shares” or “common stock”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their respective ownership of founder shares.
The approval of each of the Extension Amendment Proposal, the Early Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least 65% of all outstanding shares of common stock as of the record date.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock present in person (virtually) or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Early Liquidation Amendment Proposal or the Redemption Limitation Amendment Proposal at the Special Meeting.
Our board has fixed the close of business on May 30, 2023 as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of shares of common stock on the record date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Early Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and,

if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
No other business is proposed to be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Early Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
By Order of the Board of Directors

Chief Executive Officer
           , 2023
The accompanying Proxy Statement is dated           , 2023, and is first being mailed to stockholders of the Company on or about that date.
IMPORTANT
Your vote is very important.   Whether or not you plan to attend the Special Meeting online, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on           , 2023: This notice of meeting and the accompanying Proxy Statement are available at           .

ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.
A Delaware Corporation
9 West 57th Street, 42nd Floor
New York, New York 10019
TO THE STOCKHOLDERS OF ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.:
SPECIAL MEETING OF STOCKHOLDERS
To Be Held At           On           , 2023
PROXY STATEMENT
The special meeting (the “Special Meeting”) of stockholders (our “stockholders”) of Acropolis Infrastructure Acquisition Corp. ( “we,” “us,” “our” or the “Company”) will be held virtually via the Internet at        on        , 2023, or at such other time and on such other date to which the Special Meeting may be postponed or adjourned. You will be able to attend the Special Meeting online, vote and otherwise participate during the Special Meeting by visiting https://www.cstproxy.com/acropolisinfrastructure/2023. If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 0361286#. This option is listen-only, and you will not be able to vote or otherwise participate during the Special Meeting if you choose to join telephonically. This proxy statement (the “Proxy Statement”) is dated           , 2023, and is first being mailed to stockholders of the Company on or about that date.
The sole purpose of the Special Meeting is to consider and vote upon the following proposals:
•
Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to this Proxy Statement, which amendment we refer to as the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal,” to extend the date (the “Extension”) by which the Company must either (a) consummate a merger, consolidation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”), or (b) if the Company fails to complete such initial business combination by such date, cease all operations except for the purpose of winding up, and, subject to and in accordance with the Certificate of Incorporation, redeem all shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A common stock” or “public shares”), from July 13, 2023 (or October 13, 2023, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023) to July 13, 2024 (such date, the “Extended Date”);

•
Proposal No. 2 — The Early Liquidation Amendment Proposal — to amend the Certificate of Incorporation, in the form set forth in Annex B to this Proxy Statement, which amendment we refer to as the “Early Liquidation Amendment” and, such proposal, the “Early Liquidation Amendment Proposal,” to permit the Company’s board of directors (our “board”), in its sole and absolute discretion, to cease all operations of the Company except for the purpose of winding up and, subject to and in accordance with the Certificate of Incorporation, redeem all public shares prior to the Extended Date (the “Early Liquidation”);

•
Proposal No. 3 — The Redemption Limitation Amendment Proposal — to amend the Certificate of Incorporation, in the form set forth in Annex C to this Proxy Statement, which amendment we refer to as the “Redemption Limitation Amendment” (together with the Extension Amendment and the Early Liquidation Amendment, the “Charter Amendments”) and, such proposal, the “Redemption Limitation Amendment Proposal” (together with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, the “Charter Amendment Proposals”), to eliminate from the Certificate of Incorporation the limitation that the Company shall not redeem or repurchase public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem or repurchase public shares irrespective of whether such redemption would exceed the Redemption Limitation; and
•
Proposal No. 4 — The Adjournment Proposal — to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal” and, together with the Charter Amendment Proposals, the “Proposals”).

The purpose of the Extension Amendment Proposal is to allow us more time to enter into and consummate an initial business combination. We currently have until July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023) to complete our initial business combination. Our board has determined that it is in the best interests of the Company and our stockholders to seek an extension of such date and ask our stockholders to approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold a special meeting to obtain the stockholder approvals required in connection with an initial business combination and to consummate an initial business combination. Our board currently believes that it is unlikely that we will be able to negotiate and complete our initial business combination before July 13, 2023. Accordingly, our board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.
The purpose of the Early Liquidation Amendment Proposal is to allow our board the flexibility to consummate an Early Liquidation if we are unable to identify a prospective target consistent with our acquisition criteria despite the Extension, or if our board otherwise determines that such action would be in the best interests of the Company and our stockholders.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that our net tangible assets would be less than $5,000,001, the Certificate of Incorporation would prevent us from being able to consummate an eventual initial business combination, if any, even if all other conditions to closing such business combination are met, as well as our ability to consummate the Election described below in connection with the Extension Amendment and the Early Liquidation Amendment. We believe that the Redemption Limitation is not needed. The purpose of the Redemption Limitation was initially to ensure that, in connection with our initial business combination, we would continue, as we have since our initial public offering (the “IPO”) consummated on July 13, 2021, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because we complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the New York Stock Exchange (the “NYSE”) (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, we intend to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or Acropolis Infrastructure Acquisition Sponsor, L.P. (our “Sponsor”) may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation and/or consider abandoning or may have to abandon, as applicable, the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal.
In connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the trust account established in connection the IPO (such account, the “Trust Account”), including interest not previously released to the Company to pay its taxes (“permitted withdrawals”), by (b) the total number of then outstanding public shares, subject to applicable law. The Election can be made regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Early Liquidation Amendment Proposal and/or the Redemption Limitation Amendment Proposal and the Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date (as defined below). Public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if we have not consummated our initial business combination by the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective). In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Early Liquidation Amendment Proposal and/or the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make the Election, they will retain the right to vote on any initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest not previously released to us as permitted withdrawals, by (b) the total number of then outstanding public shares, subject to applicable law, in the event an initial business combination is consummated.
If the Extension Amendment Proposal and/or the Early Liquidation Amendment Proposal are not approved at the Special Meeting or the Extension Amendment and/or Early Liquidation Amendment are otherwise abandoned such that, in either case, the Extension Amendment and/or the Early Liquidation Amendment do not become effective and the Extension is not implemented, we will not be obligated to consummate the Election.
We are not asking you to vote on any initial business combination at this time. If we enter into a definitive agreement relating to an initial business combination, we intend to file (i) promptly thereafter a Current Report on Form 8-K with information about the initial business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the initial business combination, among other things, at a separate special meeting. If the Extension Amendment Proposal, the Early Liquidation Amendment Proposal and/or the Redemption Limitation Amendment Proposal are not approved, we may not be able to enter into, or consummate, an initial business combination. We urge you to vote at the Special Meeting regarding the Extension Amendment, the Early Liquidation Amendment and the Redemption Limitation Amendment.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $      that was in the Trust Account as of close of business on May 30, 2023 (the “record date”). In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all, or we may instead consider abandoning or may have to abandon, as applicable, the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal.
There will be no redemption rights or liquidating distributions with respect to our public warrants or our private placement warrants (collectively, the “warrants”), which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our outstanding shares of Class B common stock (the “founder shares” and, together with the public shares, the “common stock”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their respective ownership of founder shares.
Based upon the amount in the Trust Account as of the record date, which was approximately $      , we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $      at the time of the Special Meeting. The closing price of the public shares on the NYSE on                   , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $      . We cannot assure stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved or we abandon the Extension Amendment notwithstanding prior stockholder approval and we do not consummate our initial business combination by July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), in accordance with the Certificate of Incorporation, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals (less up to $100,000 of such net interest to pay dissolution expenses), by (b) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
The Company requests that public stockholders do not seek redemption of up to    % of the public shares they hold so that the Company will be left with at least $      million in the Trust Account after taking into account the redemption of all other public shares properly submitted for redemption in connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal. If it appears that there will be less than $      million held in the Trust Account after taking into account the redemption of all public shares properly submitted for redemption in connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, our board may determine to abandon the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal.
Our board has fixed the close of business on May 30, 2023 as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of shares of common stock on the record date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date for the Special Meeting, there were           shares of common stock outstanding, of which           were public shares and           were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Early Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and certain of our directors, who hold all of the           founder shares outstanding that they intend to vote in favor of the Extension Amendment Proposal, the Early Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal
This Proxy Statement contains important information about the Special Meeting and the Proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $30,000. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated           , 2023, and is first being mailed to stockholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The questions and answers below highlight only selected information from this Proxy Statement and only briefly address some commonly asked questions about the Special Meeting and the Proposals. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire Proxy Statement, including Annex A, Annex B, Annex C and the other documents referred to herein, to fully understand the Proposals and the voting procedures for the Special Meeting.
Q:
Why am I receiving this Proxy Statement?

A:
We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, consolidation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. On July 13, 2021, we consummated our IPO of 30,000,000 units (the “units”), each consisting of one share of Class A common stock and one-third of one redeemable warrant (the “public warrants”). The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $300,000,000. Concurrently with the completion of the IPO, we consummated the private placement of an aggregate of 5,235,000 warrants (the “private placement warrants”), each exercisable to purchase one share of our Class A common stock for $11.50 per share, subject to certain adjustments, to our Sponsor at a price of $1.50 per private placement warrant, generating total proceeds of $7,852,500.

On August 3, 2021, as part of the IPO, we consummated the sale of 4,500,000 units (the “over-allotment units”) pursuant to the underwriters’ full exercise of their over-allotment option (the “over-allotment”) granted in connection with the IPO. Such over-allotment units were sold at $10.00 per unit, generating gross proceeds of $45,000,000. Substantially concurrently with the sale of the over-allotment, we consummated the private placement of an additional 600,000 private placement warrants to our Sponsor at a price of $1.50 per private placement warrant, generating total proceeds of $900,000.
Of the gross proceeds received from the IPO, the over-allotment and the sale of private placement warrants, $345,000,000 was placed in the Trust Account.
Like most blank check companies, the Certificate of Incorporation provides for the return of the funds held in Trust Account to our public stockholders if we do not consummate an initial business combination within 24 months from the closing of the IPO, or 27 months from the closing of the IPO if we have executed a letter of intent, agreement in principle or definitive agreement for our initial business combination within such 24-month period. Without the Extension, if we are unable to enter into and consummate an initial business combination on or before July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), we would be precluded from completing our initial business combination and would be forced to liquidate. Our board currently believes that it is unlikely that we will be able to negotiate and complete our initial business combination before July 13, 2023. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.
Our board has determined that it is in the best interests of the Company and our stockholders to amend the Certificate of Incorporation to extend the date we have to consummate an initial business combination to July 13, 2024, in order to allow us and our board to evaluate, negotiate and enter into an initial business combination, and subsequently to allow our stockholders to evaluate the initial business combination, and for us to be able to potentially consummate an initial business combination, and is submitting the Proposals to our stockholders to vote upon at the Special Meeting. Our board has also determined that it is in the best interests of the Company and our stockholders to provide our board with additional flexibility to consummate an Early Liquidation if a suitable initial business combination does not emerge despite the Extension or if our board otherwise determines that such action would be in the best interests of the Company and our stockholders.
Q:
What are the specific Proposals on which I am being asked to vote at the Special Meeting?

A:
Our stockholders are being asked to consider and vote on the following Proposals:

•
Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s Certificate of Incorporation, in the form set forth in Annex A to this Proxy Statement, to extend the date by which the Company must either (a) consummate a merger, consolidation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”), or (b) if the Company fails to complete such initial business combination by such date, cease all operations except for the purpose of winding up, and, subject to and in accordance with the Certificate of Incorporation, redeem the Company’s public shares, from July 13, 2023 (or October 13, 2023, if the Company has executed a letter of intent, agreement in principle or a definitive agreement for an initial business combination by July 13, 2023) to July 13, 2024 (such date, the “Extended Date”);
•
Proposal No. 2 — The Early Liquidation Amendment Proposal — to amend the Certificate of Incorporation, in the form set forth in Annex B to this Proxy Statement, to permit the Company’s board of directors (our “board”), in its sole and absolute discretion, to cease all operations of the Company except for the purpose of winding up and, subject to and in accordance with the Certificate of Incorporation, redeem all public shares prior to the Extended Date (the “Early Liquidation”);

•
Proposal No. 3 — The Redemption Limitation Amendment Proposal — to amend the Certificate of Incorporation, in the form set forth in Annex C to this Proxy Statement, to eliminate from the Certificate of Incorporation the limitation that the Company shall not redeem or repurchase public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem or repurchase public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•
Proposal No. 4 — The Adjournment Proposal — to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

We are not asking you to vote on any initial business combination at this time. If we enter into a definitive agreement relating to an initial business combination, we intend to file (i) promptly thereafter a Current Report on Form 8-K with information about the initial business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the initial business combination, among other things, at a separate special meeting. If the Extension Amendment Proposal, the Early Liquidation Amendment Proposal and/or the Redemption Limitation Amendment Proposal are not approved, we may not be able to enter into, or consummate, an initial business combination. We urge you to vote at the Special Meeting regarding the Extension Amendment, the Early Liquidation Amendment and the Redemption Limitation Amendment.
Q:
What vote is required to approve the Proposals presented at the Special Meeting?

A:
The approval of each Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all outstanding shares of common stock as of the record date. A stockholder’s failure to vote by proxy or to vote in person (virtually) at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” each of the Charter Amendment Proposals. Abstentions and broker non-votes will have the effect of voting “AGAINST” each of the Charter Amendment Proposals. The presence, in person (virtually) or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote as of the record date at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. The common stock is the only outstanding capital stock of the Company as of the record date.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock present in person (virtually) or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (virtually) at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment

Proposal. Abstentions and broker non-votes will not count as a vote cast and will have no effect on the outcome of any vote on the Adjournment Proposal.
Q:
Why is the Company proposing the Extension Amendment Proposal?

A:
Our Certificate of Incorporation provides for the return of the funds held in the Trust Account to public stockholders if we do not consummate an initial business combination on or before July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023). As we explain below, we may not be able to enter into and consummate an initial business combination by that date.

We are asking for an extension of this timeframe in order to enter into and consummate an initial business combination. Our board currently believes that is not sufficient time before July 13, 2023 to enter into a definitive agreement relating to an initial business combination, to hold a special meeting to obtain the stockholder approvals required in connection with an initial business combination and to consummate an initial business combination.
Accordingly, in order for us to consider, negotiate and enter into a definitive agreement relating to an initial business combination, for our stockholders to be able to evaluate the potential business combination and for us to be able to consummate such business combination, we will need to obtain the Extension.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Certificate of Incorporation provides that if an amendment is made to our Certificate of Incorporation that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon the approval and effectiveness of such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals, divided by the total number of then outstanding public shares. This provision of the Certificate of Incorporation was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation.

The Extension Amendment Proposal would give us the opportunity to consummate an initial business combination, which our board believes is in the best interests of the Company and our stockholders. If you do not elect to redeem your public shares pursuant to the Election in connection with the Extension Amendment and the Early Liquidation Amendment, you will retain the right to vote on any initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
Our board recommends that you vote in favor of the Extension Amendment Proposal.
Q:
Why is the Company proposing the Early Liquidation Amendment Proposal and why should I vote “FOR” the Early Liquidation Amendment Proposal?

A:
If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, we will have until July 13, 2024 to consummate an initial business combination. Our board believes that the Company and our stockholders will benefit from giving our board the flexibility to consummate an Early Liquidation if we are unable to identify a prospective target consistent with our acquisition criteria despite the Extension, or if our board otherwise determines that it would be in the best interests of the Company and our stockholders to consummate an Early Liquidation.

Our board recommends that you vote in favor of the Early Liquidation Amendment Proposal.

Q:
Why is the Company proposing the Redemption Limitation Amendment Proposal?

A:
The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination as well as the redemption of public shares pursuant to the Election in connection with the Extension Amendment and the Early Liquidation Amendment. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Certificate of Incorporation would prevent us from being able to consummate an eventual initial business combination, if any, even if all other conditions to closing such business combination are met, as well as our ability to consummate the Election in connection with the Extension Amendment and the Early Liquidation Amendment. The Company believes that the Redemption Limitation is not needed. The purpose of the Redemption Limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because we complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to the Company being listed on the NYSE (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Q:
Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:
As discussed above, our board believes the opportunity to consummate an initial business combination is in the best interests of the Company and our stockholders.

Whether a public stockholder votes in favor of or against the Extension Amendment Proposal and/or the Early Liquidation Amendment Proposal, if either Proposal is approved and the corresponding Charter Amendment becomes effective, the public stockholder may, but is not required to, redeem all or a portion of her, his or its public shares for a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals, by (b) the total number of then outstanding public shares, subject to applicable law. Unless the Redemption Limitation Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Redemption Limitation Amendment, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension Amendment or the Early Liquidation Amendment if (i) redemptions of our public shares in connection with the vote on the Extension Amendment Proposal and the Early Liquidation Amendment Proposal would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, and (ii) the Redemption Limitation Amendment Proposal is not approved. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate an initial business combination, as well as make it more likely that any such eventual initial business combination, if any, is able to be consummated.
If public stockholders do not elect to redeem their public shares, such stockholders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Extension Amendment, we will have until the Extended Date to consummate our initial business combination, unless our board decides to consummate an Early Liquidation assuming the Early Liquidation Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Early Liquidation Amendment.
Our board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by the Company’s stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Early Liquidation Amendment Proposal or the Redemption Limitation Amendment Proposal.
If presented, our board recommends that you vote in favor of the Adjournment Proposal, but expresses no opinion as to whether you should redeem your public shares.
Q:
When would our board abandon the Charter Amendments?

A:
Unless the Redemption Limitation Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Redemption Limitation Amendment, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension Amendment or the Early Liquidation Amendment if (i) redemptions of our public shares in connection with the vote on the Extension Amendment Proposal and the Early Liquidation Amendment Proposal would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal and (ii) the Redemption Limitation Amendment Proposal is not approved.

If the Extension Amendment Proposal and the Early Liquidation Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Extension Amendment and the Early Liquidation Amendment, the redemptions in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that would remain in the Trust Account if the Extension Amendment Proposal and an Early Liquidation Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Extension Amendment and the Early Liquidation Amendment, and the amount remaining in the Trust Account may be only a small fraction of the approximately $        that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all, or we may instead consider abandoning or may have to abandon, as applicable, the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal.
Q:
How will our Sponsor and the Company’s directors and officers vote?

A:
Our Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any common stock over which they have voting control in favor of each of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal.

Our Sponsor and the Company’s directors and officers and their respective affiliates are not entitled to redeem any shares of common stock in connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal. On the record date, our Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of       founder shares, representing approximately    % of the Company’s issued and outstanding shares of common stock.
Our Sponsor and the Company’s directors, officers and advisors, or any of their respective affiliates, may purchase public shares in privately-negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an arrangement with a selling stockholder that such stockholder, for so long as he, she or it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal, the Early Liquidation Amendment Proposal and the Redemption Limitation Amendment Proposal and/or will not exercise such stockholder’s redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals to be put to the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have elected to have their shares redeemed for a portion of the Trust Account. Any such privately-negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account and such purchase prices for the public shares will not exceed the redemption price. None of our Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The persons described above will waive redemption rights, if any, with respect to the public shares they acquire in such transactions.
Q:
What if I do not want to vote “FOR” any of the Charter Amendment Proposals or the Adjournment Proposal?

A:
If you do not want any of the Charter Amendment Proposals or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote in person (virtually) at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” each of the Charter Amendment Proposals and will have no effect on the outcome of any vote on the Adjournment Proposal.
If you are a holder of record and you return a signed and dated proxy card but no direction on how to vote is made, your shares will be voted in accordance with the recommendation of our board set forth in this Proxy Statement.
If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions and broker non-votes will have the effect of voting “AGAINST” each of the Charter Amendment Proposals and will have no effect on the outcome of any vote on the Adjournment Proposal.
If all of the Charter Amendment Proposals are approved, the Adjournment Proposal will not be presented for a vote.
Q:
What happens if the Extension Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal is not approved or we abandon the Extension Amendment notwithstanding prior stockholder approval and we do not consummate our initial business combination by July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), in accordance with the Certificate of Incorporation, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company as permitted withdrawals (less up to $100,000 of such net interest to pay dissolution expenses), by (b) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors, who hold our founder shares will not receive any monies held in the Trust Account as a result of their respective ownership of founder shares.

Q:
What happens if the Early Liquidation Amendment Proposal is not approved?

A:
If the Early Liquidation Amendment Proposal is not approved, we will not proceed with the Early Liquidation Amendment. If the Extension Amendment were to become effective without the ability to effect an Early Liquidation, we would not be able to consummate an Early Liquidation even if we are unable to identify a prospective target consistent with our acquisition criteria despite the Extension, or our board otherwise determines that it would be in the best interests of the Company and our stockholders to consummate an Early Liquidation.

Q:
What happens if the Redemption Limitation Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal and the Early Liquidation Amendment Proposal are approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem or repurchase public shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, and we may consider abandoning or may have to abandon, as applicable, the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment and the Early Liquidation Amendment and we will not redeem any public shares pursuant to the Election, and the public stockholders will retain their shares of common stock and redemption rights.

Q:
If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, what happens next?

A:
We will continue our efforts to enter into and consummate an initial business combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes and assuming our board does not abandon the Extension Amendment notwithstanding the prior stockholder approval, the amendments to our Certificate of Incorporation set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and public warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, the redemption in connection with the Election will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares of common stock held by our Sponsor and directors as a result of their ownership of founder shares.
If the Extension Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Extension Amendment but we do not consummate our initial business combination by the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and an Early Liquidation Amendment becomes effective), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company as permitted withdrawals (less up to $100,000 of such net interest to pay dissolution expenses), by (b) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors, who hold all of our founder shares, will not receive any monies held in the Trust Account as a result of their respective ownership of founder shares.
Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, the Extension Amendment and/or the Early Liquidation Amendment will not become effective despite prior stockholder approval if redemptions of our public shares in connection with their effectiveness would cause us to exceed the Redemption Limitation.
Q:
Where will I be able to find the voting results of the Special Meeting?

A:
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary voting results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q:
If I do not exercise my redemption rights in connection with the Extension Amendment and the Early Liquidation Amendment, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:
Unless you elect to redeem your shares in connection with the Extension Amendment and the Early Liquidation Amendment as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in the Certificate of Incorporation.

Q:
How do I change my vote?

A:
You may change your vote by sending a later-dated, signed proxy card to our proxy solicitor at Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, so that it is received prior to 5:00 p.m., Eastern Time, on           , 2023, or by attending the Special Meeting virtually and voting, as provided below. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by the proxy solicitor prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to attend the Special Meeting and vote at the Special Meeting, you must obtain a legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to proxy@continentalstock.com. Continental Stock Transfer & Trust Company will issue a control number and email it back with the Special Meeting information.
Any stockholder wishing to attend the virtual Special Meeting should register for the Special Meeting by        , 2023 (five business days prior to the date of the Special Meeting). To register for the Special Meeting, please follow the following instructions as applicable to the nature of your ownership of public shares:
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If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Special Meeting online, go to https://www.cstproxy.com/acropolisinfrastructure/2023, enter the control number included on your proxy card and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the Special Meeting you will need to log back into the Special Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial stockholders (those whose shares are held through a stock brokerage account or by a bank or other holder of record) who wish to attend the Special Meeting online and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental Stock Transfer & Trust Company will issue a control number and email it back with the Special Meeting information.
Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes with respect to each Proposal. Each Charter Amendment Proposal must be approved by the affirmative vote of the holders of at least 65% of all outstanding shares of common stock as of the record date. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock present in person (virtually) or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to each of the Charter Amendment Proposals, abstentions and broker non-votes will have the effect of voting “AGAINST” each of the Charter Amendment Proposals. With respect to the Adjournment Proposal, abstentions and broker non-votes will not count as a vote cast and will have no effect on the outcome of any vote on the Adjournment Proposal.

If you are a holder of record and you return a signed and dated proxy card but no direction on how to vote is made, your shares will be voted in accordance with the recommendation of our board set forth in this Proxy Statement.
If you hold shares beneficially in street name and do not provide your broker with voting instructions on any of the Proposals to be considered at the Special Meeting, your broker will not have authority to vote your shares at the Special Meeting and, therefore, your shares will be deemed not to be present at the Special Meeting and will not be counted for purposes of establishing a quorum. If, however, you provide your broker with voting instructions on any of the Proposals to be considered at the Special Meeting but not on one or more of the other proposals, your shares will constitute “broker non-votes” with respect to those other proposals. Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner are referred to as “non-routine” matters. The Charter Amendment Proposals and the Adjournment Proposal are considered “non-routine.” Accordingly, your broker, bank or nominee may not vote your shares with respect to any proposal to be considered at the Special Meeting without receiving voting instructions. If you do not provide instruction on any of the Proposals, then your broker, bank or nominee will not be entitled to vote your shares at the Special Meeting and as a result they will not be deemed present or counted for purposes of determining whether a quorum is present. If you provide instruction on at least one proposal, your broker, bank or nominee will be entitled to vote your shares at the Special Meeting, and they will be deemed present and counted for purposes of determining whether a quorum is present, but a broker non-vote will occur as to each proposal on which you did not provide voting instructions. In tabulating the voting result for the Proposals, broker non-votes and abstentions are not considered votes cast.
Q:
How can I attend the Special Meeting?

A:
You may attend the Special Meeting and vote your shares in person (virtually) during the Special Meeting via live webcast by visiting https://www.cstproxy.com/acropolisinfrastructure/2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you are a beneficial owner and do not have your 12-digit meeting control number, you must obtain a valid proxy from your broker, bank or nominee. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting in person online.

Q:
What constitutes a quorum at the Special Meeting?

A:
The presence, in person (virtually) or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote as of the record date at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. As of the record date, the only outstanding capital stock is the common stock, and         shares of common stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person (virtually) at the Special Meeting. Abstentions and broker non-votes (so long as the beneficial owner has provided instruction on how to vote for any of the other proposals to be brought before the Special Meeting) will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Special Meeting may adjourn the Special Meeting from time to time in the manner provided in the Company’s amended and restated bylaws until a quorum shall attend.
Q:
How do I vote?

A:
If you were a holder of record of common stock on the record date, you may vote with respect to the applicable Proposals in person (virtually) at the Special Meeting, online, by phone, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to vote online, visit https://www.cstproxy.com/acropolisinfrastructure/2023, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on           , 2023 (have your proxy card in hand when you visit the website). If you choose to vote by phone, call +1 800-450-7155 (toll-free) within the U.S. or Canada or +1 857-999-9155 (standard rates apply) outside of the U.S and Canada (have your proxy card in hand when you call). If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/acropolisinfrastructure/2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. We recommend that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Alternatively, you may vote by telephone or over the internet as instructed by your broker, banker or other nominee. “Street name” stockholders who wish to vote at the Special Meeting will need the 12-digit meeting control number included on the instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee.
Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-routine matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. All of the Proposals presented to the stockholders are considered non-routine and therefore your broker, bank or other nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:
Does our board recommend voting “FOR” the approval of each of the Charter Amendment Proposals and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of each of the Charter Amendment Proposals, our board has determined that each of the Charter Amendment Proposals is in the best interests of the Company and our stockholders. Our board recommends that the Company’s stockholders vote “FOR” each of the Charter Amendment Proposals.

Additionally, our board has determined that the Adjournment Proposal is in the best interests of our stockholders and recommends that the Company’s stockholders vote “FOR” the Adjournment Proposal.
Q:
What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A:
Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. Our board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in making their recommendation that you vote in favor of the approval of each of the Proposals. In the case of the Sponsor, these interests include ownership of founder shares, ownership of private placement warrants and advances by the Sponsor to the Company that will not be repaid in the event of the Company’s winding up. In the case of our directors and officers, these interests include ownership of founder shares, arrangements related to indemnification, expense reimbursement and the possibility of future compensation arrangements. See the section entitled “ The Special Meeting — Interests of our Sponsor, Directors and Officers.”
Q:
Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal and/or the Redemption Limitation Amendment Proposal?

A:
No. There are no dissenters’ or appraisal rights available to the Company’s stockholders in connection with the Charter Amendment Proposals under Delaware law.

Q:
If I am a public warrant holder, can I exercise redemption rights with respect to my public warrants?

A:
No. There are no redemption rights with respect to the public warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A, Annex B, Annex C and the documents referred to herein, and to consider how each of the Charter Amendment Proposals and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemptions of public shares or liquidation of the Company.

Q:
How do I exercise my redemption rights?

A:
Each of our public stockholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, the effectiveness of the Extension Amendment and the Early Liquidation Amendment and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals, by (b) the total number of then outstanding public shares, subject to applicable law. If you do not make an Election to redeem your public shares, you will also be able to redeem your public shares in connection with any initial business combination, or if we have not consummated our initial business combination by the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective).

In order to tender your shares (and/or deliver other redemption forms) for redemption, you must tender your shares (and/or deliver other redemption forms) to Continental Stock Transfer & Trust Company, our transfer agent, electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system. If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your shares to our transfer agent (together with any applicable redemption forms), electronically through DTC, prior to 5:00 p.m., Eastern Time, on            , 2023 (two business days prior to the date of the Special Meeting).
Q:
How do I withdraw my election to redeem my shares?

A:
If you tender your shares (and/or delivered other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (electronically). You may make such request by contacting our transfer agent at the address listed below. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole and absolute discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Q:
What should I do if I receive more than one set of voting materials for the Special Meeting?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:
We will pay the cost of soliciting proxies for the Special Meeting. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali LLC a fee of $30,000 plus disbursements. We will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the public shares for their expenses in forwarding soliciting materials to beneficial owners of public shares and in obtaining voting instructions from those owners. The Company’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals, or if you need additional copies of this Proxy Statement or the proxy card you should contact our proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Stockholders may call toll free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
Email: ACRO.info@investor.morrowsodali.com
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Company’s transfer agent prior to 5:00 p.m., New York time, two days prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Proxy Statement. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings. Forward-looking statements in this Proxy Statement may include, for example, statements about:
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our ability to select an appropriate target business or businesses;

•
our ability to complete our initial business combination;

•
our expectations around the performance of the prospective target business or businesses;

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our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•
our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•
our potential ability to obtain additional financing to complete our initial business combination;

•
our pool of prospective target businesses;

•
the ability of our officers and directors to generate a number of potential business combination opportunities;

•
our public securities’ potential liquidity and trading;

•
the lack of a market for our securities;

•
the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•
the Trust Account not being subject to claims of third parties; or

•
our financial performance.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Item 1A. Risk Factors” of our Annual Report on Form 10-K/A filed with the SEC on April 5, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K/A filed with the SEC on April 5, 2023 (the “Annual Report”), and in the other reports we file with the SEC before making a decision on how to vote on the Proposals at the Special Meeting. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the Annual Report and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
If we are deemed to be an investment company for purposes of the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination. In addition, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company. To avoid that result, we may liquidate securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. Such restrictions include restrictions on the nature of our investments and restrictions on the issuance of securities. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. In addition, if we are deemed to be an investment company under the Investment Company Act, we would be subject to burdensome compliance requirements, including registration as an investment company, adoption of a specific form of corporate structure, and reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.
To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.
In the event the Extension Amendment Proposal and the Early Liquidation Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Extension Amendment and the Early Liquidation Amendment, the ability of our public stockholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.
A public stockholder may request that the Company redeem all or a portion of such stockholder’s public shares for cash in connection with the Extension Amendment and the Early Liquidation Amendment.

The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of shares of our Class A common stock. As a result, you may be unable to sell your shares of Class A common stock even if the market price per share is higher than the per-share redemption price paid to public stockholders who elect to redeem their public shares.
We may be subject to a new 1% U.S. federal excise tax that could be imposed on us in connection with the redemptions by us of our public shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including certain redemptions) of stock by publicly traded U.S. corporations and certain U.S. subsidiaries of publicly traded non-U.S. corporations (each, a “covered corporation”) occurring after December 31, 2022. Because we are a Delaware corporation and our securities are trading on the NYSE, we are a “covered corporation” for this purpose. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has authority to provide excise tax regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. On December 27, 2022, the U.S. Department of the Treasury issued a notice that provides interim operating rules for the excise tax, including rules governing the calculation and reporting of the excise tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the excise tax are published. Subject to potential exceptions, such notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of other aspects of the excise tax remain unclear, and such interim operating rules are subject to change. It remains uncertain in some respects whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with the Extension, an initial business combination, or in the event we do not consummate an initial business combination by the appropriate date and liquidate.
The Company has agreed that, to mitigate the current uncertainty surrounding the implementation of the IRA, funds held in the Trust Account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions prior to or in connection with the Extension, an initial business combination or the liquidation of the Company.
There are no assurances that the Extension will enable us to enter into and consummate an initial business combination.
Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Extension Amendment, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective). Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Extension Amendment, the Company expects to continue searching for a target business with which to effectuate an initial business combination. If the Company enters into a definitive business combination agreement, the Company expects to seek stockholder approval of an initial business combination by means of a proxy statement or a proxy statement/prospectus that will be filed with the SEC. The proxy statement or proxy statement/prospectus cannot be filed with the SEC until an initial business combination agreement is entered into, and the Company cannot enter into and consummate an initial business combination unless the proxy statement or proxy statement/prospectus is finalized and delivered to our stockholders.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension Amendment Proposal or an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all.
The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, as well as for an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.
We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination, and results of operations.
The SPAC Rule Proposals relate to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed initial business combination transactions; increasing the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Rule Proposals, if adopted, whether in the form proposed or in revised form, and certain positions and legal conclusions expressed by the SEC in connection with the SPAC Rule Proposals, may materially adversely affect our ability to negotiate, enter into and consummate our initial business combination and may increase the costs and time related thereto.
Since our Sponsor and directors will lose their entire investment in us if an initial business combination is not completed (other than with respect to public shares they may acquire or have acquired), a conflict of interest in the approval of the Proposals at the Special Meeting may arise.
There will be no distribution from the Trust Account with respect to the founder shares or private placement warrants, which will expire worthless, in the event of our winding up. In the event of a liquidation, (i) our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 8,475,000 founder shares and 5,835,000 private placement warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO and (ii) certain of our directors will not receive any monies held in the Trust Account as a result of their ownership of an aggregate of 150,000 founder shares. Our Sponsor and such directors have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated.
Additionally, our Sponsor and such directors can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our shares experience negative rate of return, due to the Sponsor and such directors having initially purchased the founder shares for an aggregate of $25,300. The personal and financial interests of our Sponsor, directors and officers may influence their motivation in identifying and selecting a target for an initial business combination and consummating an initial business combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the Proposals at the Special Meeting.

The NYSE may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our units, public shares and warrants are listed on the NYSE. We cannot assure you that our securities will continue to be listed on the NYSE in the future, following the Extension or prior to an initial business combination. In order to continue listing our securities on the NYSE prior to an initial business combination, we must maintain certain financial, distribution and stock price levels. In general, we must maintain a minimum number of holders of our securities. Additionally, in connection with our initial business combination, we will be required to demonstrate compliance with the NYSE’s initial listing requirements, which are more rigorous than the NYSE’s continued listing requirements, in order to continue to maintain the listing of our securities on the NYSE. For instance, our stock price would generally be required to be at least $4 per share, our aggregate market value would be required to be at least $100,000,000, and the market value of our publicly held shares would be required to be at least $80,000,000. We cannot assure you that we will be able to meet those initial listing requirements at that time.
If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
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limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Class A common stock is “penny stock” which will require brokers trading in shares of our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A common stock and public warrants are listed on the NYSE, our units, Class A common stock and public warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND
We are a blank check company formed for the purpose of effecting a merger, consolidation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.
Our executive offices are located at 9 West 57th Street, 42nd Floor, New York, NY 10019, and our telephone number is (212) 515-3200. Our corporate website address is www.acropolisinfrastructure.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.
In connection with the closing of the IPO, the over-allotment option and sale of private placement warrants, a total of $345,000,000 was placed in the Trust Account.
The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of the record date, funds held in the Trust Account totaled approximately $      , and were held in U.S. Treasury Bills with a maturity of 185 days or less and in money market funds which invest in U.S. Treasury securities. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption of public shares or liquidation of the Company.
Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers.”
On the record date of the Special Meeting, there were                 shares of common stock outstanding, of which                 were shares of Class A common stock and                 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Early Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and certain of our directors, holding all of the founder shares outstanding, that they intend to vote in favor of the Extension Amendment Proposal, the Early Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
We are proposing to amend our Certificate of Incorporation as set forth in Annex A of this Proxy Statement to extend the date by which the Company has to consummate an initial business combination to the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective).
If the Extension Amendment Proposal is not approved or we abandon the Extension Amendment notwithstanding prior stockholder approval and we do not consummate our initial business combination by July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), in accordance with the Certificate of Incorporation, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals (less up to $100,000 of such net interest to pay dissolution expenses), by (b) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors, who hold all of our founder shares will not receive any monies held in the Trust Account as a result of their respective ownership of founder shares.
Reasons for the Extension Amendment Proposal
Our Certificate of Incorporation provides that if an amendment is made to our Certificate of Incorporation that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon the approval and effectiveness of such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals, divided by the total number of then outstanding public shares. This provision of the Certificate of Incorporation was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate of Incorporation.
The purpose of the Extension Amendment is to allow us more time to enter into and consummate an initial business combination. We currently have until July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023) to complete our initial business combination. Our board has determined that it is in the best interests of the Company and our stockholders to seek an extension of such date and ask our stockholders to approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to our initial business combination, to hold a special meeting to obtain the stockholder approvals required in connection with an initial business combination and to consummate an initial business combination. Without the Extension, if we are unable to complete our initial business combination on or before July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), we would be precluded from completing our initial business combination and would be forced to liquidate.

Our board currently believes that it is unlikely that we will be able to negotiate and complete our initial business combination before July 13, 2023. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. If you do not elect to redeem your public shares in connection with the Extension Amendment and the Early Liquidation Amendment, you will retain the right to vote on any initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
If the Extension Amendment Proposal is not Approved
If the Extension Amendment Proposal is not approved or we abandon the Extension Amendment notwithstanding prior stockholder approval and we do not consummate our initial business combination by July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), in accordance with the Certificate of Incorporation, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals (less up to $100,000 of such net interest to pay dissolution expenses), by (b) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors, who hold all of our founder shares will not receive any monies held in the Trust Account as a result of their respective ownership of founder shares.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved (and assuming the Extension Amendment is not abandoned notwithstanding prior stockholder approval), the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete its business combination until the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective). The Company intends to continue to attempt to enter into and consummate an initial business combination until the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective). We will remain a reporting company under the Exchange Act, and our units, public shares and public warrants will remain publicly traded.
If the Extension Amendment Proposal and the Early Liquidation Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Extension Amendment and the Early Liquidation Amendment, the redemptions in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that would remain in the Trust Account if the Extension Amendment Proposal and the Early Liquidation Amendment Proposal are approved and the Certificate of Incorporation is amended as set forth in the Extension Amendment and the Early Liquidation Amendment, and the amount remaining in the Trust Account may be only a small fraction of the approximately $      that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all, or we may instead consider abandoning or may have to abandon, as applicable, the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal.

If the Extension Amendment Proposal is approved and the Certificate of Incorporation is amended as set forth in the Extension Amendment but we do not consummate our initial business combination by the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals (less up to $100,000 of such net interest to pay dissolution expenses), by (b) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors, who hold all of our founder shares will not receive any monies held in the Trust Account as a result of their respective ownership of founder shares.
Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment and/or the Early Liquidation Amendment if redemptions of our public shares in connection with their effectiveness would cause us to exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, and/or we may consider abandoning or may have to abandon, as applicable, the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of all outstanding shares of common stock as of the record date.
Recommendation of the Board
THE BOARD RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE EARLY LIQUIDATION AMENDMENT PROPOSAL
Overview
We are proposing to amend our Certificate of Incorporation as set forth in Annex B of this Proxy Statement to allow our board to consummate an Early Liquidation. Stockholders are encouraged to read the Early Liquidation Amendment Proposal in conjunction with the Extension Amendment Proposal.
Reasons for the Early Liquidation Amendment Proposal
If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, we will have until July 13, 2024 to consummate an initial business combination. Our board believes that the Company and our stockholders will benefit from giving our board the flexibility to consummate an Early Liquidation if we are unable to identify a prospective target consistent with our acquisition criteria despite the Extension, or if our board otherwise determines that it would be in the best interests of the Company and our stockholders to consummate an Early Liquidation.
If the Early Liquidation Amendment is Approved
If the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective, our board will have the flexibility to consummate an Early Liquidation if a suitable initial business combination does not emerge, or our board otherwise determines that it would be in the best interests of the Company and our stockholders to consummate an Early Liquidation. If the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment is not abandoned notwithstanding prior stockholder approval, our Certificate of Incorporation will be amended as set forth in Annex B of this Proxy Statement.
If the Early Liquidation Amendment is Not Approved
If the Early Liquidation Amendment Proposal is not approved, we will not proceed with the Early Liquidation Amendment. If the Extension Amendment were to become effective without the ability to effect an Early Liquidation, we would not be able to consummate an Early Liquidation even if we are unable to identify a prospective target consistent with our acquisition criteria despite the Extension, or if our board otherwise determines that it would be in the best interests of the Company and our stockholders to consummate an Early Liquidation.
Vote Required for Approval
The approval of the Early Liquidation Amendment Proposal requires the affirmative vote of the holders of at least 65% of all outstanding shares of common stock as of the record date.
Recommendation of the Board
THE BOARD RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EARLY LIQUIDATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
We are proposing to amend our Certificate of Incorporation as set forth in Annex C of this Proxy Statement to eliminate the Redemption Limitation in order to allow the Company to redeem or repurchase public shares irrespective of whether such redemption would exceed the Redemption Limitation.
Reasons for the Redemption Limitation Amendment Proposal
Our board believes the opportunity to consummate an initial business combination is in the best interests of the Company and our stockholders. The purpose of the Redemption Limitation was initially to ensure that, in connection with our initial business combination, we would continue, as we have since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because we complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the NYSE (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, we believe that the Redemption Limitation is not needed, and we intend to rely on the Exchange Rule to not be deemed a penny stock issuer.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001, the Certificate of Incorporation would prevent us from being able to consummate an eventual initial business combination, if any, even if all other conditions to closing such business combination are met, as well as our ability to consummate the Election in connection with the Extension Amendment and the Early Liquidation Amendment.
If the Redemption Limitation Amendment Proposal is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, we will not redeem or repurchase public shares in connection with the Extension Amendment, the Early Liquidation Amendment or any potential future initial business combination to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation and/or consider abandoning or may have to abandon, as applicable, the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal.
If the Redemption Limitation Amendment Proposal is Approved
If the Redemption Limitation Amendment Proposal is approved and the Redemption Limitation Amendment is not abandoned notwithstanding prior stockholder approval, our Certificate of Incorporation will be amended as set forth in Annex C of this Proxy Statement.
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least 65% of all outstanding shares of common stock as of the record date.
Recommendation of the Board
THE BOARD RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS MAKING THE ELECTION
The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal. Because the components of each unit sold in the Company’s initial public offering are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public shares. As a result, the discussion below with respect to actual public stockholders should also apply to holders of units (as the deemed owners of the underlying public shares) that separate their units into one share of Class A common stock and one-third of one warrant for the purpose of exercising their redemption rights.
This discussion assumes that holders currently hold the Company securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, such as:
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banks or financial institutions;

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insurance companies;

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brokers, dealers or traders in securities, commodities or currencies;

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traders that elect to use a mark-to-market method of accounting;

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persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;

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U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

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U.S. expatriates or former long-term residents of the United States;

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partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;

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S corporations;

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regulated investment companies;

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real estate investment trusts;

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grantor trusts;

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persons whose public shares are subject to a liability;

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persons holding founder shares or private placement warrants;

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persons subject to the applicable financial statement accounting rules under Section 451(b) of the Code;

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Non-U.S. Holders (as defined below); and

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tax-exempt entities.

If a partnership, or another entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds public shares, the U.S. federal income tax treatment of its partners or members generally will depend on the status of the partner and the activities of the partnership or other pass-through entity. Accordingly, partnerships or other entities treated as partnership for U.S. federal income tax purposes that hold public shares, and partners or members in those entities, are urged to consult their tax advisors regarding the specific U.S. federal income tax consequences to them.
This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes).
THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION TO REDEEM YOUR PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.
U.S. Federal Income Tax Consequences to Non-Redeeming Public Stockholders
A public stockholder who does not elect to redeem its public shares will continue to own its public shares and public warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.
U.S. Federal Income Tax Consequences of the Redemption to U.S. Public Stockholders
For purposes of this discussion, a U.S. Holder is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust (i) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (ii) that has an election in effect under applicable income tax regulations to be treated as a United States person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of public shares that is not a U.S. Holder and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
This section summarizes the expected U.S. federal income tax consequences of the redemption of public shares for U.S. public stockholders.
In the event that you elect to have your public shares redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the public shares under Section 302 of the Code.
If the redemption qualifies as a sale of the public shares, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in respect of the public shares and (ii) your adjusted tax basis in your public shares. Your adjusted tax basis in the public shares generally should equal your acquisition cost for those shares. If you purchased an investment unit consisting of a share of Class A common stock, the cost of such unit must be allocated among the securities underlying the unit based on their relative fair market values at the time of the purchase. The price allocated to the one public share and the one-third of one warrant underlying the unit generally should be the holder’s tax basis in such public share and such warrant. The foregoing treatment of the public shares and public warrants, including the holder’s allocation of the tax basis, is not binding on the Internal Revenue Service (the “IRS”), or the courts. Because there are no authorities that directly address instruments that are similar to the units, no assurance can be given that the IRS, the courts, or any other authority will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a unit or treatments thereof).
Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the public shares so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the public shares may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a noncorporate U.S. Holder may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
If the redemption does not qualify as a sale of public shares, you will be treated as receiving a cash distribution from the Company. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of your public shares and will be taxed in the manner described in the preceding paragraphs. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that the Company pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that the Company pays to you that is treated as a dividend generally will constitute “qualified dividends” that may be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the public shares would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of public shares treated as held by you (including any stock you constructively owned as a result of owning public warrants) relative to all of the Company’s shares outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale by you of your public shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also shares of common stock that you constructively owned. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include public shares that could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by you immediately following the redemption of public shares must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (i) all of the shares of the Company’s stock actually and constructively owned by you are redeemed or (ii) all of the shares of the Company’s stock actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other public shares. The redemption of the public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in your proportionate interest in the Company will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption.
If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale, but will be treated as a distribution to you in respect of your public shares and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed public shares, any of your remaining tax basis in the redeemed public shares will be added to your adjusted tax basis in any of your remaining public shares, or, if you have none, to your adjusted tax basis in your public warrants or, possibly, other stock constructively owned by you.

If you are a U.S. Holder who actually or constructively owns five percent or more of the Company’s stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of public shares, and you should consult your tax advisor with respect to your reporting requirements.
Holders who hold different blocks of public shares (generally, public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Medicare Tax
Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of public shares.
Information Reporting and Backup Withholding
The Company or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to public shares during each calendar year, the amount of proceeds from the sale of public shares, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on public shares and proceeds from the sale of public shares at the applicable rate if the U.S. Holder is not otherwise exempt and (i) the holder fails to provide the Company or its paying agent with a correct taxpayer identification number, (ii) the Company or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (iii) the Company or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (iv) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to the Company or its paying agent.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.
U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Public Stockholders
General
This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. public stockholders. For purposes of the below discussion, if you elect to have your shares of public shares redeemed, the characterization for U.S. federal income tax purposes of the redemption of your shares of public shares generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of public shares, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Public Stockholders” above.
Taxable Sales or Exchanges
If you are a Non-U.S. Holder who elects to have public shares redeemed and the redemption is treated as a sale or exchange of your public shares for U.S. federal income tax purposes, you will not be subject to U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (i) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (ii) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held public shares and, in the case where public shares are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the public shares, at any time within the shorter of the five-year period preceding the disposition or your holding period for the public shares.
Unless an applicable treaty provides otherwise, gain described in clause (i) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (i) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (ii) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (ii) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by you in the United States. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.
In the case of clause (iii) two paragraphs above, the Company would be classified as a United States real property holding corporation if the fair market value of the Company’s “United States real property interests” equal or exceed 50 percent of the sum of the fair market value of the Company’s worldwide real property interests plus the Company’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As the Company has generally only held cash, cash equivalents and government securities since its inception, the Company does not believe that it is or has ever been a United States real property holding corporation.
Distributions
If you are a Non-U.S. Holder who elects to have public shares redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions the Company makes to you with respect to public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, the Company would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).
Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your public shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described immediately above.
The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate) on the repatriation from the U.S. of its effectively connected earnings and profits for the taxable year, adjusted for certain items.
Each Non-U.S. Holder is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of a redemption treated as a distribution, including with respect to potentially applicable income tax treaties that may provide for different rules.
FATCA
Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose a 30% U.S. federal withholding tax on payments of dividends on public shares made to (i) a “foreign financial institution,” as defined under such rules, unless such institution enters into an agreement with the Department of Treasury to, among other things, collect and provide to it substantial information regarding such institution’s United States financial account holders, including certain account holders that are non-U.S. entities with United States owners or, in the case of a foreign financial institution in a jurisdiction that has entered into an intergovernmental agreement with the United States, such institution complies with the requirements of such agreement and (ii) a “non-financial foreign entity,” as defined under such rules, unless such entity provides the paying agent with a certification that it does not have any substantial United States owners or a certification identifying the direct and indirect substantial United States owners of the entity, unless in each case, an exemption applies.
Information Reporting and Backup Withholding
Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of units, public shares and public warrants. Non-U.S. Holders may have to comply with certification procedures to establish that such Non-U.S. Holders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.
State, Local and Non-U.S. Taxes
The Company and the public stockholders may be subject to state, local or non-U.S. taxation in various jurisdictions, including those in which it or they transact business, own property or reside. The state, local or non-U.S. tax treatment of the Company and our stockholders may not conform to the U.S. federal income tax treatment discussed above. Any non-U.S. taxes incurred by the Company would not pass through to stockholders as a credit against their U.S. federal income tax liability. Prospective stockholders should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on a redemption of public shares.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the redemption of public shares in connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal.

THE SPECIAL MEETING
Date, Time and Place.   The special meeting of the Company’s stockholders will be held at          on                 , 2023, virtually via the Internet at https://www.cstproxy.com/acropolisinfrastructure/2023. If you do not have Internet capabilities, you can listen to the Special Meeting by phone by dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 0361286#. This option is listen-only, and you will not be able to vote or otherwise participate during the Special Meeting if you choose to join telephonically.
Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Company common stock at the close of business on May 30, 2023, the record date for the Special Meeting. At the close of business on the record date, there were           shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.
Votes Required.    The approval of each Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all outstanding shares of common stock as of the record date. A stockholder’s failure to vote by proxy or to vote in person (virtually) at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of voting “AGAINST” each of the Charter Amendment Proposals. Abstentions and broker non-votes will have the effect of voting “AGAINST” each of the Charter Amendment Proposals. The presence, in person (virtually) or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote as of the record date at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. The common stock is the only outstanding capital stock of the Company as of the record date.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock present in person (virtually) or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (virtually) at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will not count as a vote cast and will have no effect on the outcome of any vote on the Adjournment Proposal.
On the record date of the Special Meeting, there were                 shares of common stock outstanding, of which                 were public shares and                 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Early Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and certain of our directors, who hold all of our      founder shares outstanding, that they intend to vote in favor of the Extension Amendment Proposal, the Early Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited on behalf of our board on the Proposals to approve the Extension Amendment Proposal, the Early Liquidation Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal (assuming it is presented to stockholders at the Special Meeting). We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (virtually) at the Special Meeting. You may contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Stockholders may call toll free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
Email: ACRO.info@investor.morrowsodali.com
If the Extension Amendment Proposal is not approved or we abandon the Extension Amendment notwithstanding prior stockholder approval and we do not consummate our initial business combination by July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), in accordance with the Certificate of Incorporation, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals (less up to $100,000 of such net interest to pay dissolution expenses), by (b) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and certain of our directors, who hold all of our founder shares outstanding, will not receive any monies held in the Trust Account as a result of their respective ownership of founder shares.
In addition, our Sponsor and the Company’s directors, executive officers, advisors and their respective affiliates may choose to buy shares of Company public shares in the open market and/or through negotiated private purchases so long as they comply with all applicable securities laws. Any purchases made would be at prices no greater than the current redemption price of $      per share.
Quorum and Required Vote for Proposals for the Special Meeting.   The presence, in person (virtually) or by proxy, at the Special Meeting of the holders of shares of outstanding capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote as of the record date at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. The common stock is the only outstanding capital stock of the Company as of the record date. Accordingly, a stockholder’s failure to vote by proxy or to vote in person (virtually) at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum. An abstention, or a beneficial owner’s instruction to the record holder of his, her or its shares how to vote on any of the Proposals to be voted on at the Special Meeting (even if the beneficial owner does not provide instruction on one or more of the other Proposals, which is known as a broker non-vote as to such other proposals) will be counted towards the number of shares of common stock required to validly establish a quorum. If a quorum is not established at the Special Meeting, our amended and restated bylaws provide that the chairman of the Special Meeting may adjourn the Special Meeting from time to time in the manner provided in the amended and restated bylaws until a quorum shall attend.
The approval of each of the Charter Amendment Proposals requires the affirmative vote of the holders of at least 65% of all outstanding shares of common stock as of the record date. Assuming a quorum is established at the Special Meeting, a stockholder’s failure to vote by proxy or to vote in person (virtually) at the Special Meeting, abstentions and broker non-votes will have the effect of voting “AGAINST” each of the Charter Amendment Proposals.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock present in person (virtually) or represented by proxy at the Special

Meeting and entitled to vote thereon. Assuming a quorum is established at the Special Meeting, a stockholder’s failure to vote by proxy or to vote in person (virtually) at the Special Meeting, abstentions and broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.
No Additional Matters.    The Special Meeting has been called only to consider and vote on the approval of each of the Charter Amendment Proposals and the Adjournment Proposal. Under the DGCL and the Company’s amended and restated bylaws, the business transacted at a special meeting of stockholders, such as the Special Meeting, is limited to the matters so stated in the Company’s notice of meeting. Accordingly, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which contains the notice of the Special Meeting at the front hereof.
Appraisal and Dissenters’ Rights.    No appraisal or dissenters’ rights are available to holders of shares of common stock or warrants in connection with the Extension Amendment Proposal, the Early Liquidation Amendment Proposal or the Redemption Limitation Amendment Proposal.
Redemption Rights.    Each of our public stockholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, the effectiveness of the Extension Amendment and the Early Liquidation Amendment and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals, divided by the number of then outstanding public shares. If you do not make an Election to redeem your public shares, you will also be able to redeem your public shares in connection with any initial business combination, or if we have not consummated our initial business combination by the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective).
We request that public stockholders do not seek redemption of up to    % of the public shares they hold so that we will be left with at least $      million in the Trust Account after taking into account the redemption of all other public shares properly submitted for redemption in connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal. If it appears that there will be less than $      million held in the Trust Account after taking into account the redemption of all public shares properly submitted for redemption in connection with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, our board may determine to abandon the Extension Amendment and the Early Liquidation Amendment notwithstanding prior stockholder approval of the Extension Amendment Proposal and the Early Liquidation Amendment Proposal.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON                 , 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD TENDER YOUR SHARES (AND/OR DELIVER OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, OUR TRANSFER AGENT, ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not such stockholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the stockholder’s broker and requesting delivery of its, his or her shares through the DWAC system.
Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal and the Early Liquidation Amendment Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its, his or her shares and decides prior to the vote at the Special Meeting that it, he or she does not want to redeem such shares, the stockholder may withdraw the tender. If you tender your public shares (and/or delivered other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (electronically). You may make such request by contacting our transfer agent at the Continental Stock

Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole and absolute discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public stockholder tenders shares and the Extension Amendment Proposal and the Early Liquidation Amendment Proposal are not approved or the Extension Amendment and the Early Liquidation Amendment otherwise do not become effective, such shares will not be redeemed and will be returned to the stockholder promptly following the determination that the Extension Amendment and the Early Liquidation Amendment will not be effected.
If properly demanded (and assuming the Extension Amendment and the Early Liquidation Amendment become effective), we will redeem each public share for a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company as permitted withdrawals, by (b) the total number of then outstanding public shares, subject to applicable law. Based upon the amount in the Trust Account as of the record date, which was approximately $      , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $      at the time of the Special Meeting. The closing price of the public shares on NYSE on                   , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $      . We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your public shares (and/or deliver other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal and the Early Liquidation Amendment Proposal at the Special Meeting and the Extension Amendment and the Early Liquidation Amendment become effective. We anticipate that a public stockholder who tenders public shares (and/or deliver other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal and the Early Liquidation Amendment Proposal would receive payment of the redemption price for such shares soon after the effectiveness of the Extension Amendment and the Early Liquidation Amendment.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Extension Amendment Proposal is not approved or we abandon the Extension Amendment notwithstanding prior stockholder approval and we do not consummate our initial business combination by July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023), in accordance with the Certificate of Incorporation, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us as permitted withdrawals (less up to $100,000 of such net interest to pay dissolution expenses), by (b) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the founder shares, which are owned by our Sponsor and certain of our directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because the holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to consummate our initial business combination within the required period;
•
Our Sponsor and certain of our directors beneficially own an aggregate of                 founder shares, which shares were acquired in connection with the IPO and would become worthless if we do not enter into and consummate an initial business combination by July 13, 2023 (or October 13, 2023, if we have executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023, or the Extended Date if the Extension Amendment Proposal is approved and the Extension Amendment becomes effective), or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective, as such stockholders have waived any redemption rights with respect to these shares;

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers;

•
Since our IPO, we executed a series of promissory notes in the aggregate amount of $3,300,000 with our Sponsor in order to satisfy our working capital requirements and if we require additional funds to operate until consummation of an initial business combination, our Sponsor, directors and officers or their affiliates may loan additional funds to us If the Extension Amendment Proposal is not approved or we abandon the Extension Amendment notwithstanding prior stockholder approval and an initial business combination is not consummated, the existing loans and any such future loans will not be repaid;

•
The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved or we abandon the Extension Amendment notwithstanding prior stockholder approval and an initial business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the Trust Account; and

•
In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent public accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Additionally, if the Extension Amendment Proposal is approved, the Extension Amendment becomes effective and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement/prospectus for such transaction.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE EARLY LIQUIDATION AMENDMENT PROPOSAL AND “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and/or the Early Liquidation Amendment Proposal and/or the Redemption Limitation Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is presented to the Special Meeting and is not approved by the stockholders, the Company may not be able to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies. In such event, the Extension Amendment, the Early Liquidation Amendment and/or the Redemption Limitation Amendment may not be effectuated.
Vote Required for Approval
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock present in person (virtually) or represented by proxy at the Special Meeting and entitled to vote thereon. Assuming a quorum has been established at the Special Meeting, failure to vote by proxy or to vote in person (virtually) at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.
Recommendation of the Board
IF PRESENTED, THE BOARD RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding our common stock as of May 30, 2023, the record date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock;

•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Class B common stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

In the table below, percentage ownership is based on                 shares of Class A common stock outstanding and shares of Class B common stock outstanding as of the record date. The table below does not include the shares of Class A common stock underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this Proxy Statement. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Common Stock
Acropolis Infrastructure Acquisition Sponsor, L.P. (our Sponsor)(2)(3)	—	—	8,475,000	98.30%	19.65%
Adage Capital Partners, L.P.(4)	2,643,512	7.66%	—	—	6.13%
Taconic Capital Advisors L.P.(5)	2,590,762	7.50%	—	—	6.00%
Citadel Advisors LLC(6)	2,238,925	6.50%	—	—	5.19%
Sanjay Patel	—	—	—	—
James Crossen	—	—	—	—
Dylan Foo	—	—	—	—
Ian Deason	—	—	—	—
Curtis Morgan(2)	—	—	50,000	*	*
David Small(2)	—	—	50,000	*	*
Theresa M. H. Wise(2)	—	—	50,000	*	*
All directors and executive officers as a group (7 Individuals)(2)	—	—	150,000	*	*

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 9 West 57th Street, 42nd Floor, New York, New York 10019.

(2)
Interests in shares of Class B common stock will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment, as described in our registration statement on Form S-1 filed in connection with our IPO.

(3)
Our Sponsor is a Cayman Islands exempted limited partnership managed, advised and operated by AP Caps II Holdings GP, LLC (“Holdings GP”), an affiliate of Apollo Global Management, Inc. Holdings GP is the general partner of our Sponsor. Acropolis Infrastructure Acquisition Advisors, L.P. (“Advisors LP”) is the sole limited partner of our Sponsor. Apollo Principal Holdings III, L.P. (“Principal III”) is the sole member of Holdings GP. Apollo Principal Holdings III GP, Ltd. (“Principal III GP”) serves as the general partner of Principal III. Messrs. Scott Kleinman, Marc

Rowan and James Zelter are the directors of Principal III GP and as such may be deemed to have voting and dispositive control of the shares of common stock held of record by our Sponsor. The address of Sponsor, Holdings GP, Principal III and Principal III GP is c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9001. The address of each of Messrs. Kleinman, Rowan and Zelter is 9 West 57th Street, 42nd Floor, New York, New York 10019.
(4)
According to Schedule 13G, filed on July 23, 2021 by Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C., Adage Capital Advisors, L.L.C., Mr. Robert Atchinson and Mr. Philip Gross, each of whom share voting and dispositive power with respect to certain of the reported shares shown above. The business address of such parties is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(5)
According to Schedule 13G, filed on February 10, 2023 by Taconic Capital Advisors L.P., Taconic Capital Advisors UK LLP, Taconic Associates LLC, Taconic Capital Partners LLC, Taconic Capital Performance Partners LLC and Mr. Frank P. Brosens, each of whom share voting and dispositive power with respect to certain of the reported shares shown above. The business address of such parties is 280 Park Avenue, 5th Floor, New York, NY 10017.

(6)
According to Schedule 13G/A, filed on February 14, 2023 by Citadel Advisors LLC, Citadel Advisors Holdings LP, Citadel GP LLC, Citadel Securities LLC, Citadel Securities Group LP, Citadel Securities GP LLC and Mr. Kenneth Griffin, each of whom share voting and dispositive power with respect to certain of the reported shares shown above. The business address of such parties is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Certificate of Incorporation. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.
If the Extension Amendment Proposal, the Early Liquidation Amendment Proposal and the Redemption Amendment Proposal are approved and the Extension Amendment and Early Liquidation Amendment become effective, we anticipate that we will hold another special meeting before the Extended Date (or such earlier date as determined by our board in its sole and absolute discretion, if the Early Liquidation Amendment Proposal is approved and the Early Liquidation Amendment becomes effective), to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we consummate an initial business combination within the required timeframe, the Company’s next annual general meeting of stockholders will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved and the Certificate of Incorporation is amended as set forth in the Charter Amendments but we do not consummate an initial business combination before the Extended Date, or if the Early Liquidation Amendment Proposal is approved, the Certificate of Incorporation is amended as set forth in Annex B to this Proxy Statement and our board decides to consummate an Early Liquidation, the Company will dissolve and liquidate and there will be no annual general meeting.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholders and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
if the shares are registered in the name of the stockholder, the stockholders should contact us at our offices at 9 West 57th Street, 42nd Floor, New York, NY 10019, to inform us of the stockholder’s request; or

•
if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Stockholders may call toll free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
Email: ACRO.info@investor.morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to us at Acropolis Infrastructure Acquisition Corp., 9 West 57th Street, 42nd Floor, New York, NY 10019.
If you are a stockholder of the Company and would like to request documents, please do so by                 , 2023 (five business days prior to the date of the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.
Pursuant to Section 242 of the
Delaware General Corporation Law
Acropolis Infrastructure Acquisition Corp. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY THAT:
1.
Each of Article IX, Section 9.1(b), Article IX, Section 9.2(d) and Article IX, Section 9.7 of the certificate of incorporation of the Corporation as heretofore in effect is hereby amended by deleting the words:

“within 24 months from the closing of the Offering (or 27 months from the closing of the Offering if the Corporation has executed a letter of intent, agreement in principle or definitive agreement for a Business Combination within 24 months from the closing of the Offering)”
that are set forth therein and replacing such words with:
“by July 13, 2024.”
2.
The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this     day of                  , 2023.
ACROPOLIS INFRASTRUCTURE
ACQUISITION CORP.
By:

Name:
Title:
[Signature page to Annex A]

ANNEX B
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.
Pursuant to Section 242 of the
Delaware General Corporation Law
Acropolis Infrastructure Acquisition Corp. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY THAT:
1.
Article IX of the certificate of incorporation of the Corporation as heretofore in effect is hereby amended by:

(a)
adding the following words to the end of the second sentence of Section 9.1(b) thereof:

“, or such earlier date as determined by the Board in its sole and absolute discretion.”
(b)
adding the following words immediately prior to the words “, the Corporation shall” that are set forth in Section 9.2(d) thereof:

“, or such earlier date as determined by the Board in its sole and absolute discretion”
(c)
adding the following words immediately prior to the words “, the Public Stockholders shall” that are set forth in Section 9.7 thereof:

“, or such earlier date as determined by the Board in its sole and absolute discretion”
2.
The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this     day of                  , 2023.
ACROPOLIS INFRASTRUCTURE
ACQUISITION CORP.
By:

Name:
Title:
[Signature page to Annex B]

ANNEX C
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ACROPOLIS INFRASTRUCTURE ACQUISITION CORP.
Pursuant to Section 242 of the
Delaware General Corporation Law
Acropolis Infrastructure Acquisition Corp. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY THAT:
1.   Article IX of the certificate of incorporation of the Corporation as heretofore in effect is hereby amended by:
(a)
amending Section 9.2(a) thereof by deleting the following words that are set forth therein:

“; provided, however, that the Corporation shall not redeem or repurchase Offering Shares to the extent that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of at least $5,000,001 either immediately prior to or upon the consummation of the initial Business Combination, or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”)”;
(b)   amending Section 9.2(b) thereof by deleting the following words that are set forth therein:
“pursuant to Regulation 14A under the Exchange Act”
and replacing them with the words”
“pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)”
(c)   amending Section 9.2(e) thereof by deleting the following words that are set forth therein:
“(i)” and “and (ii) the Redemption Limitation is not exceeded.”
(d)   deleting Section 9.2(f) thereof in its entirety; and
(e)   amending Section 9.7 thereof by deleting the last sentence thereof.
2.   The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this     day of                  , 2023.
ACROPOLIS INFRASTRUCTURE
ACQUISITION CORP.
By:

Name:
Title:
[Signature page to Annex C]

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETIONACROPOLIS INFRASTRUCTURE ACQUISITION CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD ON ____________, 2023.The undersigned, revoking any previous proxies relating to these shares of common stock, hereby acknowledges receipt of the Proxy Statement dated, 2023, in connection with the Special Meeting to be held at on ____________, 2023, virtually via the Internet, or at such other time and on such other date to which the Special Meeting may be postponed or adjourned. The undersigned hereby appoints Sanjay Patel and James Crossen, the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of Acropolis Infrastructure Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any postponements and adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOURETURN A SIGNED AND DATED PROXY. BUT NO DIRECTION IS MADE, YOUR SHARES OFCOMMONSTOCKWILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on , 2023:The notice of the Special Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/acropolisinfrastructure/2023 .THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 4.Please mark asindicated in this exampleProposal No. 1 – The Extension Amendment Proposal – to amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”), in the form set forth in Annex A to the accompanying Proxy Statement, which amendment we refer to as the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal,” to extend the date (the “Extension”) by which the Company must either (a) consummate a merger, consolidation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”), or (b) if the Company fails to complete such initial business combination by such date, cease all operations except for the purpose of winding up and, subject to and in accordance with the Certificate of Incorporation, redeem all shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A common stock” or “public shares”), from July 13, 2023 (or October 13, 2023, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination by July 13, 2023) to July 13, 2024 (such date, the “Extended Date”);FORAGAINSTABSTAINProposal No. 2 – The Early Liquidation Amendment Proposal – to amend the Certificate of Incorporation, in the form set forth in Annex B to the accompanying Proxy Statement, which amendment we refer to as the “Early Liquidation Amendment” and, such proposal, the “Early Liquidation Amendment Proposal,” to permit the Company’s board of directors (our “board”), in its sole and absolute discretion, to cease all operations of the Company except for the purpose of winding up and, subject to and in accordance with the Certificate of Incorporation, redeem all public shares prior to the Extended Date (the “Early Liquidation”);FORAGAINSTABSTAIN

Proposal No. 3 – The Redemption Limitation Amendment Proposal – to amend the Certificate of Incorporation, in the form set forth in Annex C to the accompanying Proxy Statement, which amendment we refer to as the “Redemption Limitation Amendment” (together with the Extension Amendment and the Early Liquidation Amendment, the “Charter Amendments”) and, such proposal, the “Redemption Limitation Amendment Proposal” (together with the Extension Amendment Proposal and the Early Liquidation Amendment Proposal, the “Charter Amendment Proposals”), to eliminate from the Certificate of Incorporation the limitation that the Company shall not redeem or repurchase public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem or repurchase public shares irrespective of whether such redemption would exceed the Redemption Limitation; andFORAGAINSTABSTAINProposal No. 4 — The Adjournment Proposal – to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal” and, together with the Charter Amendment Proposals, the “Proposals”).FORAGAINSTABSTAINDate: ____________, 2023Stockholder’s SignatureStockholder’s Signature (if held jointly)Signature should agree with name printed hereon. If shares of common stock are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR SHARES OF COMMON STOCK WILL NOT BE VOTED IN ACCORDANCE WITH THERECOMMENDATION OF THE BOARD OFDIRECTORS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.